                                   EXHIBIT 4.1


NUMBER                                                                                              SHARES

                                              jack henry                                   CUSIP 426281 101
Common Stock                               & ASSOCIATES INC.                           SEE REVERSE SIDE FOR
                                                                                        CERTAIN DEFINITIONS
THIS CERTIFICATE IS          Incorporated Under the _______ of State of Delaware
TRANSFERABLE IN
KANSAS CITY, MISSOURI


THIS CERTIFIES THAT




is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01, OF
                        JACK HENRY & ASSOCIATES, INC.
transferable only on the books of the Corporation by the holder hereof, in person or by duty authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                President        SEAL              Countersigned and Registered:

                Secretary                          BY:
                                                            Authorized Signature
                                   jack henry
                                & ASSOCIATES INC.

         The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each classes of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences or rights. Such request may be made to the Corporation at the principal offices or to the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable Iowa regulations:

         TEN COM - as tenants in common   UNIF GIFT MIN ACT-______Custodian_____
                                                                          (____)
(Minor)
         TEN ENT - as tenants by the entireties     Under Uniform Cite to Minors

         UT TEN - as joint tenants with right of    Act ________________
                     survivorship and not as tenants       (State)
                     in common

                      Additional abbreviations may also be used though not in the above list.

         For value received, ________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP OF ASSIGNEE
                                                                          shares
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
of the Common Stock represented by the within certificates, and do(es) hereby

--------------------------------------------------------------------------------
constitute and appoint to transfer such shares on the books of Jack Henry &

--------------------------------------------------------------------------------
Associates, Inc. with full power of substitution

Dated,_____________________


Notice:                                     X
                                             -----------------------------------
THE SIGNATURES TO THIS                             (Signature)
ASSIGNMENT MUST CORRESPOND

WITH THE NAME(S) AS WRITTEN                 X
                                             ----------------------------------
UPON THE FACE OF THE CERTIFICATE                   (Signature)
IN EVERY PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT OF ANY
CHANGE WHATEVER.

                                            THE SIGNATURE(S) SHOULD BE
                                            GUARANTEED BY AN ELIGIBLE GUARANTOR
                                            INSTITUTION AS DEFINED IN RULE 17AD
                                            UNDER THE SECURITIES EXCHANGE ACT OF
                                            _____ ____________
                                            SIGNATURE(S) GUARANTEED BY:


                                            ------------------------------------

                                            ------------------------------------